

IMPACT BIOMEDICAL, INC.

www.ImpactBiomedInc.com

Spartan Investor Conference
November 2024

SAFE HARBOR

This presentation contains certain forward-looking statements within the meaning of the federal securities laws. These statements may be made a part of this presentation or by reference to other documents we file with the SEC.

Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words "anticipate," "may," "estimate," "should," "seek," "expect," "plan," "believe," "intend," and similar words, or the negatives of those words, are intended to identify forward-looking statements. Certain statements regarding the following particularly are forward-looking in nature: Future financial performance, market forecasts or projections, projected capital expenditures, our business strategy.

All forward-looking statements are based on our management's beliefs, assumptions, and expectations of our future economic performance, taking into account the information currently available to it. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause our actual results, performance, or financial condition to be materially different from the expectations of future results, performance, or financial position. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include, but are not limited to, the risks set forth in "Risk Factors" included in our SEC filings.

The specific discussions contained in this presentation about our company include financial projections as well as future estimates and expectations about our company's business. The projections, estimates, and expectations are presented in this presentation only as a guide about future possibilities and do not represent actual amounts or assured events. All the projections and estimates are based exclusively on our company management team's own assessment of its business, the industry in which it works, and the economy at large. Additionally, other operational factors, including capital resources and liquidity, financial condition, fulfillment of contracts and opportunities are also based on an assessment. The actual results may differ significantly from the projections. Potential shareholders should not make an investment decision based solely on our company's projections, estimates, or expectations.

Impact Biomedical Inc. (IBO:NYSE American)

- **Search & Discover**
- **Validate & Patent**
- **Partner & Create Value**

New Solutions in Human Healthcare & Wellness

Biotech/Med-Tech (FDA/EMA Regulated)

- **BioPharmaceuticals**



Consumer/OTC & DTC

- **Health & Wellness**



Emerging Technology

- **Anti-Virals**
- **Indoor Air Qualit**
- **BioPharmaceutic**
- **Genomics**
- **Other**



Intellectual Property: Thirty-Nine (39) Patents Issued and Fifty (50)+ Patents Pending Worldwide

LINEBACKER

APPLICATIONS / INDICATION

LUNG CANCER
Monotherapy and/or combination therapy.

COLON CANCER
Monotherapy and/or combination therapy.

OTHER APPLICATIONS
Neurology.

IMPACT BIOMEDICAL, INC.

www.ImpactBiomedInc.com

BioPharmaceuticals: LINEBACKER™ (LB)

Polyphenol/Modified Myricetin: Plant derived flavonoid

THERAPEUTIC POTENTIAL*



CANCER
NEURONAL DISEASE
CARDIAC DISEASE
POLYPHENOLS HEALTH BENEFITS
ANTIMICROBIAL
IMMUNITY
ANTI-INFLAMMATORY
ANTIOXIDANT
METABOLIC DISORDERS

Commercial Development / IP

- **Partner: ProPhase Labs (NASDAQ: PRPH)**
- **Initial Target Application: Oncology(Solid Tumors)**
- **Pre-clinical Study Results Projected 4Q24/1Q/25**
- **Composition and Method Patents (2037)**

MARKET POTENTIAL

- Lung cancer is leading cause of cancer deaths worldwide: Lung cancer (who.int)
- Colon cancer is the second leading cause of cancer deaths worldwide: Colorectal cancer (who.int).

* Source: ResearchGate

Laetose™

APPLICATIONS / INDICATION

- Sugar Reduction/Substitute
- Dietary Supplement
- Therapeutics

IMPACT BIOMEDICAL, INC.

www.ImpactBiomedInc.com

BioPharmaceutical and Consumer/OTC: Laetose™

- Combination of multiple sugars and inositol.
- Demonstrates ability to inhibit the inflammatory and metabolic response of sugar alone.


BENEFITS OF
INOSITOL
SUPPLEMENTATION

Technical Status	Commercial Development/IP
• Proof of concept complete. • Evaluation of potential studies to glycemic index commercial label development.	• **Manufacturing Established (Consumer: Health Supplement)** • **Composition Patent (2037)** • **Asset Available for Immediate Partnering**

MARKET POTENTIAL

- U.S. Inflammatory Disease Treatment Market: Estimated $35B (source: Precedence Research 2022).
- U.S. Refined Sugar Production Market: $12B (source: Knowledge Sourcing Intelligence).

Equivir

APPLICATIONS / INDICATION

OTC Medication Supplement

RX Applications

IMPACT BIOMEDICAL, INC.

Consumer/OTC: EQUIVIR™ /G (FLAVONOIDS)

- **Generally recognized as safe (GRAS) polyphenols.**
- **Novel blend(s):**
  - **Myricetin**
  - **Hesperitin**
  - **Piperine**
  - **Gallic Acid**

NATURALLY-SOURCED ORIGIN



Myricetin
vegetables, nuts, berries, and tea



Hesperitin
citrus fruits



Piperine
black pepper

Commercial Development/ IP

- **Partner: ProPhase Labs (NASDAQ: PRPH)**
- **Initial Target Application: OTC Health Supplement Upper Respiratory Disorders**
- **Human Study (n=330)/Results Projected 4Q24/1Q25**
- **Composition and Method Patents (2037)**

MARKET POTENTIAL

- 17.2 billion upper respiratory tract infections worldwide in 2019: Global burden of upper respiratory infections in 204 countries and territories, from 1990 to 2019 - eClinicalMedicine (thelancet.com)

Consumer/OTC: 3F™ FUNCTIONAL FRAGRANCES

- **Suite of "functional fragrances" containing specialized botanical ingredients (e.g., terpenes)**

3F

APPLICATIONS / INDICATION

- **Antiviral**
- **Insect Repellent**

IMPACT BIOMEDICAL, INC.

www.ImpactBiomedInc.com

NATURALLY-SOURCED ORIGIN	**Commercial DEVELOPMENT / IP**
 TERPENES	• **Partner: Chemia Corp. St. Louis, MO** • **Manufacturing Established (Repellents/Anti-Virals)** • **Composition and Method Patents (2040)** • **Asset Available for Immediate Partnering**

MARKET POTENTIAL

- Vector-borne diseases account for more than 17% of all infectious disease worldwide: Vector-borne diseases (who.int)

Leadership Team



Frank D. Heuszel
CEO

Frank D. Heuszel brings experience in executive leadership, finance, and strategic planning to Impact BioMedical. Prior to joining DSS, Inc. as CEO in 2019, he had a successful career in commercial banking.

Mr. Heuszel holds an undergraduate degree in Business Administration from The University of Texas at Austin and a J.D. degree from The South Texas College of Law, Houston.



Todd Macko
CFO

Todd Mack serves as CFO of both Impact Biomedical Inc. and DSS Inc. He has over 25 years of public and corporate fiscal management experience, with strengths in financial planning and analysis mergers and acquisitions.

Mr. Macko obtained his Bachelor of Science degree in Accounting from Rochester Institute of Technology.



Mark Suseck
COO

Mark Suseck, has leadership and general management experience in public and private healthcare companies. He has led strategy, clinical development, operations, licensing, commercialization, and scaling of new technology in biotech, med-tech, and consumer markets worldwide.

Mr. Suseck received his undergraduate degree in economics from Rutgers University and completed the Executive Management Program in residence at the University of Michigan Business School.

IMPACT BIOMEDICAL, INC.

WHY INVEST IN IMPACT BIOMEDICAL?

Attractive Valuation/Potential Shareholder Appreciation

Unique Early-Stage Diversified Healthcare Company:

- Bio-tech/Med-Tech Regulated
- Consumer (OTC)

Novel Intellectual Property Worldwide:

- *Thirty-Nine (39)* Issued Worldwide Patents
- *Ten (10)* Issued U.S. Patents
- *Fifty (50)+* Pending Worldwide Patents

Potential Near-Term™(2025-26) Value Creation Include:

- **Equivir™:** OTC Health Supplement/prophylactic upper respiratory infections
- **3F™:** Natural Repellents
- **Laetose™:** Diet Supplement/Glycemic Index
- Indoor air quality/purification solutions

Potential Long-Term Value Creation Include:

- Biopharmaceuticals: Oncology, Inflammatory Disease, Neurology

IMPACT BIOMEDICAL, INC.

www.ImpactBiomedInc.com

FOR MORE INFORMATION CONTACT:
FRANK D. HEUSZEL, President & CEO
fheuszel@impactbiomedinc.com / +1 (281) 415-6576